FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================

UNAUDITED INTERIM FINANCIAL STATEMENTS

JUNE 30, 1997

Balance Sheets.............................................................   1
Statements of Income.......................................................   2
Statements of Cash Flows...................................................   3
Notes to Unaudited Interim Financial Statements............................   4



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

FINANCIAL GUARANTY INSURANCE
COMPANY                                                                                                      BALANCE SHEET
==========================================================================================================================
($ in Thousands)

                                                                                      June 30,                December 31,
                                                                                       1997                       1996
                                                                                   -----------                ------------
                                                                                   (Unaudited)
ASSETS
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,188,078 in 1997 and $2,190,303 in 1996) ..................................    $2,262,206                 $2,250,549
Short-term investments, at cost, which approximates market .....................        86,702                     73,839
Cash ...........................................................................         2,191                        860
Accrued investment income ......................................................        37,205                     37,655
Reinsurance receivable .........................................................         7,077                      7,015
Deferred policy acquisition costs ..............................................        91,399                     91,945
Property, plant and equipment net of
   accumulated depreciation of $16,600 in 1997 and $15,333 in 1996 .............         3,913                      4,696
Prepaid reinsurance premiums ...................................................       165,706                    167,683
Prepaid expenses and other assets ..............................................        33,176                     19,899
                                                                                    ----------                 ----------
            Total assets .......................................................    $2,689,575                 $2,654,141
                                                                                    ==========                 ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums ..............................................................    $  655,857                 $  681,816
Losses and loss adjustment expenses ............................................        70,116                     72,616
Ceded reinsurance payable ......................................................         2,533                     10,561
Accounts payable and accrued expenses ..........................................        38,305                     54,165
Due to parent ..................................................................             -                      1,791
Current federal income taxes payable ...........................................        24,808                     52,016
Deferred federal income taxes payable ..........................................        98,777                     91,805
Payable for securities purchased ...............................................        15,941                      4,937
                                                                                    ----------                 ----------
            Total liabilities ..................................................       906,337                    969,707
                                                                                    ----------                 ----------
Stockholder's Equity:

Common stock, par value $1,500 per share at June 30,
  1997 and at December 31, 1996: 10,000 shares authorized,
  issued and outstanding .......................................................        15,000                     15,000
Additional paid-in capital .....................................................       334,011                    334,011
Net unrealized gains on fixed maturity securities available
   for sale, net of tax ........................................................        48,183                     39,160
Foreign currency translation adjustment ........................................          (676)                      (429)
Retained earnings ..............................................................     1,386,720                  1,296,692
                                                                                    ----------                 ----------
            Total stockholder's equity .........................................     1,783,238                  1,684,434
                                                                                    ----------                 ----------
            Total liabilities and stockholder's equity .........................    $2,689,575                 $2,654,141
                                                                                    ==========                 ==========


                   See accompanying notes to interim financial statements


                                                             -1-
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FINANCIAL GUARANTY INSURANCE
COMPANY                                                      STATEMENT OF INCOME
================================================================================
($ in Thousands)
                                                                Six Months
                                                              Ended June 30,
                                                          ---------------------
                                                            1997         1996
                                                          --------     --------
                                                               (Unaudited)
REVENUES:

  Gross premiums written .............................   $  46,339    $  45,481
  Ceded premiums .....................................     (11,668)      (6,643)
                                                         ---------    ---------
  Net premiums written ...............................      34,671       38,838
  Decrease in net unearned premiums ..................      23,982       23,353
                                                         ---------    ---------
  Net premiums earned ................................      58,653       62,191
  Net investment income ..............................      63,518       61,513
  Net realized gains .................................       9,127        8,348
                                                         ---------    ---------
      Total revenues .................................     131,298      132,052
                                                         ---------    ---------
Expenses:

  Losses and loss adjustment expenses ................       1,063       (2,702)
  Policy acquisition costs ...........................       7,525        9,637
  Other underwriting expenses ........................       7,949        7,561
                                                         ---------    ---------
      Total expenses .................................      16,537       14,496
                                                         ---------    ---------
      Income before provision for federal income taxes     114,761      117,556
  Provision for federal income taxes .................      24,733       25,071
                                                         ---------    ---------
       Net income ....................................   $  90,028    $  92,485
                                                         =========    =========



             See accompanying notes to interim financial statements

                                       -2-
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FINANCIAL GUARANTY INSURANCE
COMPANY                                                                             STATEMENT OF CASH FLOW
==========================================================================================================
($ in Thousands)

                                                                                 Six Months Ended June 30,
                                                                                 -------------------------
                                                                                    1997           1996
                                                                                 ----------     ----------
                                                                                        (Unaudited)
OPERATING ACTIVITIES:

Net income .....................................................................  $  90,028    $  92,485
  Adjustments to reconcile net income to net
    cash provided by operating activities:
  Provision for deferred income taxes .........................................       1,586        2,400
  Amortization of fixed maturity securities ...................................         671          398
  Policy acquisition costs deferred ...........................................      (6,979)      (8,565)
  Amortization of deferred policy acquisition costs ...........................       7,525       10,333
  Depreciation of fixed assets ................................................       1,267        1,233
  Change in reinsurance receivable ............................................         (62)         314
  Change in prepaid reinsurance premiums ......................................       1,977        6,033
  Foreign currency translation adjustment .....................................        (380)      (1,226)
  Change in accrued investment income, prepaid
     expenses and other assets ................................................       4,090      (12,116)
  Change in unearned premiums .................................................     (25,959)     (29,386)
  Change in losses and loss adjustment expense reserves .......................      (2,500)      (6,774)
  Change in other liabilities .................................................     (25,679)       4,678
  Change in current income taxes payable ......................................     (27,208)      15,781
  Net realized gains on investments ...........................................      (9,127)      (8,348)
                                                                                  ---------    ---------
Net cash provided by operating activities ......................................      9,250       67,240
                                                                                  ---------    ---------

INVESTING ACTIVITIES:

Sales or maturities of fixed maturity securities ...............................    425,102      406,676
Purchases of fixed maturity securities .........................................   (419,674)    (429,529)
Sales or maturities (purchases) of short-term investments, net .................    (12,863)     (42,800)
Purchases of property and equipment, net .......................................       (484)        (492)
                                                                                  ---------    ---------
Net cash used for investing activities .........................................     (7,919)     (66,145)

Increase in cash ................................................................     1,331        1,095
Cash at beginning of period ....................................................        860          199
                                                                                  ---------    ---------
Cash at end of period ..........................................................  $   2,191    $   1,294
                                                                                  =========    =========



                       See accompanying notes to interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================
June 30, 1997 and 1996
(Unaudited)

          (1) BASIS OF PRESENTATION

              The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the six months ended June 30, 1997 and 1996, (b) the financial position at June 30, 1997 and December 31, 1996, and (c) cash flows for the six months ended June 30, 1997 and 1996.

              These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1996 audited financial statements.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          (2) STATUTORY ACCOUNTING PRACTICES

              The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

              (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

              (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

              (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

              (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

              (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

              (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

              (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.


                                                -4 -


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FINANCIAL GUARANTY INSURANCE
COMPANY                                                                                           NOTES TO FINANCIAL STATEMENTS
===============================================================================================================================

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                                         Six Months Ended June 30,
                                                                              --------------------------------------------------
                                                                                       1997                      1996
                                                                              ----------------------    ------------------------

                                                                                Net     Stockholder's     Net      Stockholder's
                                                                              Income       Equity       Income        Equity
                                                                              ------    -------------   ------     -------------
GAAP basis amount ....................................................       $90,028     $1,783,238      $92,485     $1,570,310

Premium revenue recognition ..........................................        (2,158)      (178,443)      (4,061)      (170,988)

Deferral of acquisition costs ........................................           545        (91,399)       1,768        (93,100)

Contingency reserve ..................................................          --         (489,210)        --         (415,603)

Non-admitted assets ..................................................          --           (3,369)        --           (4,837)

Case-basis losses incurred ...........................................          (355)        (3,604)      (3,394)        (3,446)

Portfolio loss reserves ..............................................          --           24,000         --           24,000

Deferral of income tax ...............................................         1,586         72,173        2,400         66,796

Unrealized gains on fixed maturity
   securities held at fair value, net of taxes........................          --          (48,183)        --            5,472

Profit commission ....................................................          (266)        (6,452)       1,273         (4,471)

Contingency reserve tax deduction ....................................          --           95,185         --           85,176

Allocation of tax benefits due to Parent's
   net operating loss to the Company .................................           156         10,759           (4)        10,287
                                                                             -------     ----------      -------     ----------
Statutory basis amount ...............................................       $89,536     $1,164,695      $90,467     $1,069,596
                                                                             =======     ==========      =======     ==========
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                                                                   -5-


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FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

June 30, 1997 and 1996
(Unaudited)

        (3) DIVIDENDS

            Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

            o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 1996.

            o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

            The amount of the Company's surplus available for dividends during 1997 is approximately $116.5 million.

        (4) INCOME TAXES

            The Company's effective Federal corporate tax rate (21.6 percent and 21.3 percent for the three months ended June 30, 1997 and 1996, respectively) is less than the statutory corporate tax rate (35 percent in 1997 and 1996) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

        (5) REINSURANCE

            In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $13.6 million and $12.7 million, respectively, for the six months ended June 30, 1997 and 1996.

                                    EXHIBIT A

                         APPROVED FINANCIAL INFORMATION
                               As of June 30, 1997

     As of June 30, 1997, December 31, 1996 and 1995 the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $215.3 billion, $205.0 billion and $180.0 billion par value of securities, respectively (of which approximately 85 percent, 82 percent and 88 percent constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $2.09 billion, $2.05 billion and $1.95 billion, respectively. As of June 30, 1997, the Certificate Insurer had reinsured approximately 30 percent of the risks it had written, 26 percent through quota share reinsurance, 27 percent through excess of loss reinsurance, and 48 percent through facultative arrangements.

CAPITALIZATION

     The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1995, December 31, 1996, and June 30, 1997, respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since June 30, 1997.

                                                    December 31,
                                                  ----------------    June 30,
                                                   1995      1996      1997
                                                  ------    ------    ------
                                                         (in Millions)

Unearned Premiums .............................   $  728    $  682    $  656
Other Liabilities .............................      304       288       250
Stockholder's Equity
   Common Stock ...............................       15        15        15
   Additional Paid-in Capital .................      334       334       334
   Unrealized gains ...........................       64        39        48
   Foreign currency translation adjustment ....       (2)       (1)       (1)
   Retained Earnings ..........................    1,137     1,297     1,387
                                                  ------    ------    ------
Total Stockholder's Equity ....................    1,548     1,684     1,783
                                                  ------    ------    ------
Total Liabilities and
  Stockholder's Equity ........................   $2,580    $2,654    $2,689
                                                  ======    ======    ======

     For further financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer included as Appendix A and the unaudited interim financial statements of the Certificate Insurer included as Appendix B.

     Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

     The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.